Financial Instruments and Financial Risk Management	6 Months Ended
Sep. 30, 2025
Financial Instruments and Financial Risk Management [Abstract]
Financial instruments and financial risk management

17. Financial instruments and financial risk management

a) Financial instrument classification and fair value measurement

Financial instruments that are recorded at fair value on the consolidated statements of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements.

The fair value of hierarchy has the following levels:

●	Level 1 – quoted prices in active markets for identical financial instruments.

●	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in the markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

●	Level 3 – valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

The table below presents the carrying value of the Company’s financial instruments:

	Level 1	Level 2	Level 3	Total
Investment in Psyence Labs Ltd	-	2,235,000	-	2,235,000
Derivative warrant liabilities – public warrants	298,368	-	-	298,368
Balance, September 30, 2025	298,368	2,235,000	-	2,533,368

	Level 1	Level 2	Level 3	Total
Investment in Psyence Labs Ltd	-	745,000	-	745,000
Derivative warrant liabilities – public warrants	200,096	-	-	200,096
Balance, March 31, 2025	200,096	745,000	-	945,096

There were no transfers in and out of level 3 during the period.

b) Risk management

In the normal course of business, the Company is exposed to a variety of financial risks: credit risk, liquidity risk, foreign exchange risk and interest rate risk. These financial risks are subject to normal credit standards, financial controls, risk management as well as monitoring. The Company’s Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework.

Credit risk

Credit risk arises from cash and cash equivalents held with banks. The maximum exposure to credit risk is equal to the carrying value of the financial assets. The objective of managing counterparty credit risk is to prevent losses on financial assets. The Company minimizes the credit risk of cash and cash equivalents by depositing with only reputable financial institutions.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due.

The Company manages liquidity risk through an ongoing review of future commitments and cash balances available. Historically, the Company’s main source of funding has been through investments from its parent. The Company’s access to financing is uncertain. There can be no assurance of continued access to significant equity or debt funding.

The following table set forth the maturity of the contractual obligations as at September 30, 2025 and after

	Carrying Amount	Contractual Cash Flows	Less than 1 year	Between 1 and 3 years
Accounts payable & accrued liabilities	644,700	644,700	644,700	-
Total contractual obligations	644,700	644,700	644,700	-

Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company has no significant interest-bearing assets or liabilities and therefore its income and operating cash flows are substantially independent of changes in market interest rates.

Foreign exchange risk

Foreign currency risk is the risk that the fair values of future cash flows of a financial instrument will fluctuate because they are denominated in currencies that differ from the respective functional currency.

As at September 30, 2025, a 10% fluctuation in foreign exchange rates would result in a $11,524 impact to net loss and comprehensive loss.